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                                                         SEC File Nos. 002-86082
                                                                    811-03833-01

                         MAINSTAY VP SERIES FUND, INC.

                           Cash Management Portfolio

                 Supplement dated August 9, 2006 ("Supplement")
               to the Prospectus dated May 1, 2006 ("Prospectus")

      This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. ("Fund"). You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Portfolio Manager Changes

      Christopher Harms has resigned as a portfolio manager to the Cash Management Portfolio. Therefore, all references to Christopher Harms are hereby deleted.

      a. The "Portfolio Managers" section of the prospectus is revised as follows:

                Cash Management Portfolio - Claude Athaide and Gary Goodenough

      b. The "Portfolio Manager Biographies" section is amended to delete the biography of Christopher Harms and to include the biography of Gary Goodenough as follows:

                  Gary Goodenough - Mr. Goodenough became a manager of the Government and Total Return Portfolios in July 2000 and the Cash Management Portfolio in July 2006. He is a Senior Managing Director. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.



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